Acquisitions Completed Acquisition (Tables)	12 Months Ended
Dec. 31, 2015
Completed Acquisition [Abstract]
Pro Forma Information
The following table presents supplemental pro forma information for the year ended December 31, 2013, as if the Coventry Merger had occurred on January 1, 2013. The pro forma consolidated results are not necessarily indicative of what our consolidated results would have been had the Coventry Merger been completed on January 1, 2013. In addition, the pro forma consolidated results do not purport to project the future results of the combined company nor do they reflect the expected realization of any cost savings associated with the Coventry Merger.

(Millions, except per common share data)	2013
Total revenue	$52,089.3
Net income attributable to Aetna	2,144.6
Earnings per share:
Basic	5.75
Diluted	5.69